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                                                                   EXHIBIT 23.7


                  CONSENT OF INDEPENDENT PETROLEUM CONSULTANTS


        Wright & Company, Inc. (Wright) consents to the reference to the firm under the captions "Business -- Oil and Gas Reserves" and "Experts" in this Registration Statement on Form S-3 and the related Prospectus.

                                        WRIGHT & COMPANY, INC.




                                        BY: /s/ D. RANDALL WRIGHT
                                            -----------------------------------
                                            President

Brentwood, Tennessee

January 22, 1997